                                                                EXHIBIT 1(A)(10)

-------------------------------------------------------------------------------------------------------------------------
APPLICATION NO.                                                                                                 PAGE 1

                            APPLICATION (PART 1A)
To: [_] Massachusetts Mutual Life Insurance Company    [_] MML Bay State Life Insurance Company
        Home and Principal Administrative Office:          Principal Administrative Office:
        Springfield, Massachusetts 01111-0001              Springfield, Massachusetts 01111-0001

                                 [_] C.M. Life Insurance Company
                                     Principal Administrative Office:
                                     Springfield, Massachusetts 01111-0001

The words "we," and "our" refer to the life insurance company specified above.

Underwriting Method:  [_] Guaranteed Issue   [_] Simplified Issue   [_] Full Underwriting

Owner Data

1. Owner             a. [_] Employer                            d. [_] As indicated on Part 1B
   (Check one only)  b. [_] Proposed Insured (Include Census)   e. [_] Other (Give full name, address and Taxpayer ID No)
                     c. [_] Trust (Give name of Trust, Address and Trust Taxpayer ID No)

2. Owner Name(s):
                 --------------------------------------------------------------------------------------------------------

a. Name of Trustee(s) (if applicable)
                                      -----------------------------------------------------------------------------------
b. Date of Trust (if applicable)
                                 ----------------------------

3. Owner Address:
   Street & No.                                     City                State               Zip


4. Taxpayer ID No.:                                            5. Nature of Business
                    --------------------------------------                          -------------------------------------

Program Sponsor Data (If different than owner)

6. Name(s):
           --------------------------------------------------------------------------------------------------------------

7. Program Sponsor Address:
   Street & No.                                     City                State               Zip


8. Primary Contact (include name and telephone number):
                                                       ------------------------------------------------------------------

9. Taxpayer ID No.:                                          10. Nature of Business
                    --------------------------------------                         --------------------------------------

Proposed Insured Data

11. Proposed Insured: as indicated on Part 1B.

12. Have all eligible participants been Actively at Work prior to their participation in the program for the Employer or its affiliate(s)? "Actively at Work" means working full time at a rate of at least 30 hours per week with no hospitalization, and no absence due to illness or accident of more than 3 days, during the preceding 3 months.
    [_] Yes   [_] No   If "No," give detailed explanation in Remarks.

Life Insurance Data (Please check (  ) on the appropriate line if you desire the specified feature.)

13. Permanent Plan (select one):
    [_] Flexible Premium Variable Adjustable Life Insurance (                                             ) Indicate Product
                                                             ---------------------------------------------
    [_] Flexible Premium Adjustable Life Insurance (                                                      ) Indicate Product
                                                    ------------------------------------------------------
    [_] Flexible Premium Whole Life Insurance with Table of Selected Face Amounts (                                 )
                                                                                   --------------------------------
                                                                                               Indicate Product
    [_] Flexible Premium Variable Whole Life Insurance with Table of Selected Face Amounts (                         )
                                                                                            -------------------------
                                                                                           Indicate Product
    [_] Other (                                                                                  )  Indicate Product
               ----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

APPLICATION NO.                                                     PAGE 1
--------------------------------------------------------------------------------

14. DEATH BENEFIT OPTION

    [_] Option 1 - Selected Face Amount

    [_] Option 2 - Selected Face amount plus Account Value

    [_] Option 3 - Selected Face Amount plus Sum of Premiums Paid
                   (if applicable)

15. RIDER OPTIONS (if applicable):

    a. [_] Term Rider:         1. [_] Yes   [_] No

                               2. [_] As indicated on Part 1B


IF "YES" COMPLETE ONE OF THE FOLLOWING:
                  ---

                   TERM RIDER SELECTED FACE AMOUNT $
                                                     ------------------------
                                         or

                   PERCENTAGE OF TOTAL SELECTED FACE AMOUNT
                                                            -----------------%

    b. [_] Waiver of Monthly    1. [_] Yes   [_] No
           Charges Rider
                                2. [_] As indicated on Part 1B
                                       (Full underwriting only)

16. Endorsement Election: [_] Alternate Cash Surrender Valuye Benefit
                              Endorsement (Home Office Approval Required)

17. Loan Interest Rate:   [_] Adjustable  [_] 6% Fixed

18. Definition of Life Insurance Test

    [_] Cash Value Accumulation Test    [_] Guideline Premium Test
                                            (if applicable)


19. INITIAL POLICY DATE   ----------     ----------     ----------
                             mo.            day            year

20. PREMIUM AMOUNTS (if applicable):

    (a) Initial Premium paid with Application        $                              (Allocated among all indureds as
                                                      ---------------------------   indicated in 20c.)
    (b) Planned Annual Premium for: Policy year one  $
                                                      ---------------------------
                                    Pollicy year two $
                                                      ---------------------------
                                    Policy year three $
                                                       ---------------------------
                                    Policy year four  $
                                                       ---------------------------
                                    Policy year five  $
                                                       ---------------------------

    (c) Method of premium allocation to each policy.





21. DIVIDEND OPTION (if applicable):

    [_] Cash   [_] Accumulations   [_] Reduce Premium   [_] Paid-Up Additions

    Dividends will be applied as Paid-Up Additions if no option is elected.

22. The policies applied for will be uded in conjuction with an employer-sponsored program involving both males and females. All policies will be issued on a sex-distinct basis unless checked here for unisex basis.

                                                       [_] Unisex Basis
                                                           (Home Office Approval
                                                           Required)

--------------------------------------------------------------------------------

APPLICATION NO.                                                           PAGE 3
--------------------------------------------------------------------------------
23. Beneficiary:

    a. [_] Employer
            If the Employer is the beneficiary, the Employer certifies, represents and warrants that

           (i) The Employer has a lawful and substantial economic interest in the life, health and bodily safety of each Proposed Insured; and

           (ii) The Services of each such Proposed Insured are such that the Employer expects to realize either:

                . A substantial pecuniary gain through the continued life of the Proposed Insured; or
                . A substantial pecuniary loss in the event of the Proposed
                  Insured's death.

    b. [_] As designated by Proposed Insured on Application (Part 1B)

    c. [_] Owner (if other than Proposed Insured)

    d. [_] See memo attached

If two or more persons are the beneficiaries in any class, payment shall be made equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Proposed Insured, any share due that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and other is no beneficiary entitled to payment when the Proposed Insured dies and the Proposed Insured is the Owner at that time, payment shall be made to the estate of the Proposed Insured; but if the Proposed Insured is not the Owner, payments shall be made to the Owner:

24. Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company? [_] Yes [_] No

   If "Yes," give company name, policy number, amount and plans in remarks.

Payment Data

25. Premium and Other Notices:

    "I hereby designate (check one only) as my attorney in fact to receive all premium and other notices on my behalf"

     [_] Program Sponsor   [_] Producer   [_] Other

    If "Other," enter name and address
                                      ------------------------------------------
    If no option is elected, all premium and other notices will be sent to the Owner.

26. Remarks:



--------------------------------------------------------------------------------

APPLICATION NO.                                                   PAGE 4
--------------------------------------------------------------------------------

27. Complete the following if applicable: (variable life products)

Has the owner received an Offering Memorandum or a Prospectus
for the policy(ies) being applied for?                          [_] Yes  [_] No

If "Yes," give date shown on the Offering Memorandum
or Prospectus:
              ---------------------------

Does the Owner understand that:

 . The death benefit and the duration of insurance may be
  variable or fixed under specified conditions?                 [_] Yes  [_] No

 . The variable account value of the policy may increase or
  decrease in accordance with the experience of the Separate
  Account (there are no minimum guarantees as to the variable
  account value)?                                               [_] Yes  [_] No

 . The fixed account value of the policy earns interest at a
  rate no less than a minimum specified rate?                   [_] Yes  [_] No

In view of the above, does the Owner believe that this policy
will meet his/her insurance needs and financial objectives?     [_] Yes  [_] No

The person(s) signing below acknowledge and agree that:

THE APPLICATION - This is part of an application for permanent life insurance. The application includes this Part 1A and its attached Census and Table of Temporary Insurance Rates, the Part 1B (which has been or which will be completed by the Proposed Insured), any Part 2 that may be required, and any amendments or supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this application are complete and true and were truly recorded. Each person signing below adopts all the statements made in the application and agrees to be bound by them. This Application (Part 1A) is valid until withdrawn by the Owner by written notice to us at our Home Office. Withdrawal of this Application (Part 1A) shall not necessarily affect its use with applications submitted prior to the date we receive such notice.

AUTHORITY OF AGENTS - No agent can change the terms of this application or any policy, contract or certificate issued by us. No agent can waive any of our rights or requirements, or extend any time for payment.

CHANGES AND CORRECTIONS - Any change or correction of the application will be shown on an Amendment of Application attached to the policy, contract or certificate. Acceptance of any policy, contract or certificate of coverage issued shall be acceptance of any change or correction of the application we made. However, unless otherwise indicated in this application, any correction or change of amount, classification, plan of issuance or riders must be agreed to in writing.

TAXPAYER IDENTIFICATION (APPLIES ONLY IF THE EMPLOYER IS THE OWNER) - The Owner certifies, under penalties of perjury, that: (i) the number referred to in No. 4 of this Application (Part 1A) is the correct Taxpayer Identification Number (or the Employer is waiting for a number to be issued): and (ii) the Owner is not subject to backup withholding either because the Internal Revenue Service (IRS) has not notified the Owner that the Owner is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified the Owner of termination of backup withholding, If the IRS has notified said Owner that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she is not subject to backup withholding due to notified payee underreporting.

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

--------------------------------------------------------------------------------
For the Owner/Program Sponsor:


-------------------------------------        -----------------------------------
Print Name and Title of Persons                Signature of Authorized Person
to Sign for the Owner/Program Sponsor


--------------------------------------------------------------------------------

Signed at                                                 on
          ------------------------------------------------   ------------------
                     City                    State                 Date

--------------------------------------------------------------------------------


--------------------------------------      ------------------------------------
General Agent Submitting Application           Signature of Soliciting Producer


--------------------------------------------------------------------------------

                      TEMPORARY LIFE INSURANCE AGREEMENT

TO:          [_]  MASSACHUSETTS MUTUAL LIFE INSURANCE CO.      [_]  MML BAY STATE LIFE INSURANCE CO.
                  HOME AND PRINCIPAL ADMINISTRATIVE OFFICE:         PRINCIPAL ADMINISTRATIVE OFFICE:
                  SPRINGFIELD, MASSACHUSETTS 01111-0001             SPRINGFIELD, MASSACHUSETTS 01111-0001

             [_]  C.M. LIFE INSURANCE CO.
                  PRINCIPAL ADMINISTRATIVE OFFICE:
                  SPRINGFIELD, MASSACHUSETTS 01111-0001

The words "we," and "our" refer to the life insurance company specified above.
           Underwriting Method:           [_] Guaranteed Issue Only

--------------------------------------------------------------------------------
1. Owner/Program Sponsor Name

--------------------------------------------------------------------------------

Owner Address:
                                                                      -
--------------------------------------------------------------------------------
street & no.                  city          state             zip

2. The Owner/Program Sponsor applies for temporary life insurance on the life of
   each Proposed Insured listed in the attached census:   [_] Yes   [_] No
   If "No," the following provisions of this section do not apply.

3. The Effective date of the temporary insurance is the latest of:

   (i) The date we receive from the Owner/Program Sponsor an amount of premium equal to one-forth of the sum of the minimum initial premiums ("temporary insurance premium") for the policies applied for;

   (ii) The date of the Application (Part 1A) is signed by one of our Officers; or

   (iii) The date chosen by the Owner/Program Sponsor (please specify date).

                                          -----    -----  ----------
                                            Mo       Dy        Yr

During the temporary insurance period, the amount of premium received in excess of the temporary insurance premium will be held in a suspense account. Not interest will be credited on any amounts submitted and held in the suspense account.

4. The amount of temporary insurance on the life of each Proposed Insured is:

   [_] The Selected Face Amount and any Supplemental Monthly Term Insurance Rider (if applicable) as shown in the census; or

   [_]  Other - (Provide formula)
                                  ---------------------------------------------

In no event however, may the amount of temporary insurance be greater than our Guaranteed Issue limits.

5. Any temporary insurance on the life of a Proposed Insured will terminate at the earliest of:

   (i) The date the permanent life insurance applied for in this application takes effect on the life of that Proposed Insured:

   (ii) The date that Proposed Insured fails to meet any requirements to qualify for the permanent insurance applied for:

   (iii) The date 90 days after the effective date of the temporary insurance:
          or

   (iv) The date the Owner/Program Sponsor's written notice of termination of the insurance is received by us at our Principal Administrative Office.

Temporary Insurance Beneficiary Designation:
                                            ------------------------------------

--------------------------------------------------------------------------------

If the temporary insurance on the life of a Proposed Insured terminates for the reason specified above in 5(i), the amount of premium paid with this Application that was allocated to the policy on the life of that Proposed Insured will be applied as premiums under that permanent life insurance policy. If the temporary insurance on the life of a Proposed Insured terminated for any other reason, we will refund the amount of premium paid with this Application that was allocated to the policy on the life of that Proposed Insured less a mortality charge. This mortality charge will be for the period from the effective date of the temporary insurance to, but not including, the termination date. The mortality charge for that Proposed Insured will be based on the amount of temporary insurance on the Proposed Insured's life, and the term rate from the attached Table of Temporary Insurance Rates for the Proposed Insured's age. Any unearned mortality charges as of the termination date will be refunded. We will also pay interest at the rate paid under Option D as of the termination date on any temporary insurance premium amounts remaining after termination.
--------------------------------------------------------------------------------

APPLICATION NO.                                                           PAGE 6
--------------------------------------------------------------------------------
Acknowledgement and Signature

The person(s) signing below acknowledge and agree that:

The Application - This is part of an application for permanent life insurance. The application includes a Part 1A and its attached Census and Table of Temporary Insurance Rates, the Part 1B (which has been or which will be completed by the Proposed Insured), any Part 2 that may be required, and any amendments or supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this application are complete and true and were truly recorded. Each person signing below adopts all the statements made in the application and agrees to be bound by them. This supplements is valid until withdrawn by the Owner by written notice to us at our Home Office. Withdrawal of this Application (Part 1A) shall not necessarily affect its use with applications submitted prior to the date we receive such notice.

Our Liability - A minimum amount of premium may be paid to the agent in exchange for temporary life insurance as discussed in this Temporary Insurance Agreement. If this is done, we shall be liable only as set forth in that Agreement. If that amount of premium is not paid, we shall have no liability unless and until:

  - The application has been approved by us at our Principal Administrative Office; and
  - The first premium has been paid during the lifetime of the Proposed Insured; and
  - The Proposed Insured is actively working during the 90 days prior to their participation in the program for the Employer or its affiliate(s); and
  - The policy, contract or certificate of coverage has been delivered to the person named as Owner in the certificate; and
  - At the time of payment and delivery, all statements in the application which ar material to the risk are complete and true as though they were made at that time.

If any of these conditions are not met, the policy, contract or certificate of coverage and rider(s) applied for shall not take effect.

Authority of Agents - No agent can change the terms of this application or any policy, contract or certificate issued by us. No agent can waive any of our rights or requirements, or extend any time for payment.

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.


--------------------------------------------------------------------------------
For the Owner/Program Sponsor:

-------------------------------------       ------------------------------------
   Print Name and Tiele of Person              Signature of Authorized Person
     Authorized to Sign for the
       Owner/Program Sponsor

--------------------------------------------------------------------------------

Signed at                                                        On
         ------------------------------------------------------      -----------
                   City                        State                   Date

For the Life Insurance Cojpany specified above
  (if temporary insurance applied for):


-------------------------------------       ------------------------------------
  Print Name and Title of Officer             Signature of Soliciting Producer
    Authorized to Sign for Life
        Insurance Company

--------------------------------------------------------------------------------

-------------------------------------       ------------------------------------
General Agent Submitting Application          Signature of Soliciting Producer

APPLICATION NO.                                                                       PAGE 7
-------------------------------------------------------------------------------------------------------------------------


                            APPLICATION (PART 1B)

To: [_] Massachusetts Mutual Life Insurance Company    [_] MML Bay State Life Insurance Company
        Home and Principal Administrative Office:          Principal Administrative Office:
        Springfield, Massachusetts 01111-0001              Springfield, Massachusetts 01111-0001
                                 [_] C.M. Life Insurance Company
                                     Principal Administrative Office:
                                     Springfield, Massachusetts 01111-0001
The words "we," and "our" refer to the life insurance company specified above.
   Underwriting Method:  [_] Guaranteed Issue (Complete Section 1 Only)
[_] Simplified Issue (Complete Sections 1, 2&3) [_] Full Underwriting (complete Sections 1&2 Only)

Owner Data

                                   SECTION 1

1. The Application consists of the Part 1B and Part 1A No.
                                                          ---------------------------------------------------------------

2. Owner Name (Complete only if question 1d, is checked on application Part 1A)

--------------------------------------------------------------------------------------------------------------------------

2a. Name of Trustee(s) (if applicable)                                 b. Date of Trust (if applicable)
                                      --------------------------------                                 ------------------

3. Owner Address:
   Street & No.                                     City                State               Zip


3a. Owner's Tax ID Number/Social Security Number
                                                --------------------------------------

4. Program Sponsor Name (If applicable, no address needed):


Proposed Insured Data

5. Proposed Insured's Name (Last, First, MI):


   Last                                                   First                                                        MI

6. Proposed Insured's Home Address:
   Street & No.                                     City                     State                   Zip

--------------------------------------------------------------------------------------------------------------------------

7. Date of Birth:                                             8. Social Security No.
                   Mo    Day      Yr

9. Sex:  [_] Male     [_] Female

10. Citizenship, if not USA:                                             Type of Visa:   [_] Permanent     [_] Temporary

11. Business Address:
   Street & No.                                     City                     State                   Zip


12. Policy Date

--------------------------------------------------------------------------------------------------------------------------

APPLICATION NO.                                                PAGE 2
--------------------------------------------------------------------------------

13. a. Has the Proposed Insured been Actively at Work prior to their participation in the plan for the Employer or its affiliate(s)? "Actively at Work" means working full time at a rate of at least 30 hours per week with no hospitalization, and no absence due to illness or accident of more than 5 days, during the preceding 3 months.

                      [_] Yes   [_] No    If "No," give detailed explanation in
                                          Remarks.

    b. Is the proposed Insured receiving or applying to receive disability benefits?
                      [_] Yes   [_] No   If "Yes," give detailed explanation in
                                          Remarks.

    c.  Has the Proposed Insured smoked cigarettes in the last 12 months?

                      [_] Yes   [_] No

    d. If "No," has the Proposed Insured used tobacco or nicotine in any other form during the past 12 months?

                      [_] Yes   [_] No

--------------------------------------------------------------------------------
LIFE INSURANCE INFORMATION
--------------------------------------------------------------------------------

14. Selected Face Amounts (SFA)

    a.  Initial $
                   ----------------------

    b. Subsequent (if applicable) - A pattern of SFA's may be elected here subject to current issue limits. The SFA for the last Policy Year shown will apply to all later Policy Years. If no SFA is elected here, the Initial SFA will apply to all Policy Years.


Policy Year        to and including         Policy Year          Alternatives
             ------------------------->                     Increase by                   % per year        [_]
                                                                         -----------------                      -----------------
                                                            Increase by $                   per year
                                                                         -----------------
             ------------------------->                     Increase by                   % per year        [_] Remain Level
                                                                         -----------------

                                                            Increase by $                   per year          [_]
                                                                          -----------------                       -----------------

    c. Term Rider Option (Complete if question 15a (2) is completed on application Part 1A)

        [_] Yes    [_] No    If "Yes" complete one of the following:

        Term Rider Selected Face Amount $                   or
                                         ------------------

        Percentage of Total Selected Face Amount                %
                                                 ---------------

15. First premium paid with application $
                                           -------------------------
    Planned annual premium for year $
                                      -------------------------

16. Beneficiary: (Complete only if question 23b is checked on application
    Part 1A).
    (for all beneficiaries, print full name(s) and relationship(s) to the Proposed Insured).
    Death benefit proceeds will be paid in one sum unless otherwise requested.

    (a)  Primary
                 ------------------------------------------------------------

         SS#
             ---------------------------------

    (b)  Secondary (optional)
                              -------------------------------------------------

         SS#
             ---------------------------------

    (c)  Tertiary (optional)
                             ---------------------------------------------------

         SS#
             ---------------------------------

         If two or more persons are the beneficiaries in any class. payment shall be equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Proposed Insured, any share due to that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and there is no beneficiary entitled to payment when the Proposed Insured dies and the Proposed Insured is the Owner at that time, payment shall be made to the estate of the Proposed Insured; but if the Proposed Insured is not the Owner, payment shall be made to the Owner.

--------------------------------------------------------------------------------

APPLICATION NO.                                                           PAGE 9
--------------------------------------------------------------------------------
Underwriting Data

                                   SECTION 2

17. Amount of insurance currently applied for, or now in force, on the Proposed Insured in other companies.

    If none, check here[_].

    ---------------------------------------------------------------------------------------------------------------------
                                                 Amount of                             Year
                                             Accidental Death        Waiver of          of      or       Currently
            Company Name     Face Amount         Benefit              Premium         Issue            Applied for (X)
    ---------------------------------------------------------------------------------------------------------------------
                                                                  [_] Yes  [_] No
    ---------------------------------------------------------------------------------------------------------------------
                                                                  [_] Yes  [_] No
    ---------------------------------------------------------------------------------------------------------------------
18. What is your Occupation(s) and Exact Duties?
    Occupation(s)                                                  Exact Duties






    Please Submit Completed Medical Form along with a Medical Information Bureau authorization form, if Full Underwriting is selected.

19. Waiver or Monthly charges Rider Option (Complete if question 15b(2) is completed on application Part 1A)

         [_] Yes    [_] No

--------------------------------------------------------------------------------
                                   SECTION 3

20. Have you ever been treated for, or been diagnosed by a member of the medical profession as having, a deficiency of the immune system such as acquired immune deficiency syndrome (AIDS) or AIDS related complex (ARC)?
         [_]  Yes     [_] No

21. Have you ever consulted or been treated by a physician for cancer or
    disease of the heart?    [_] Yes   [_] No

22. Have you applied for life insurance and been declined or postponed in the
    last 5 years?       [_] Yes   [_] No

       If "Yes," answers given in 20, 21, or 22 give details in Remarks.

23. Remarks

--------------------------------------------------------------------------------

APPLICATION NO.                                                          PAGE 10

--------------------------------------------------------------------------------
Agreement and Signature

24. Complete the following if applicable:

    Has the Owner received an Offering Memorandum or a Prospectus for the
    policy(ies) being applied for?  [_] Yes   [_] No

    If "Yes," give date shown on the Offering Memorandum or Prospectus:
                                                                       ---------

    Does the Owner understand that:
    .  The death benefit and the duration of insurance may be variable or fixed
       under specified conditions?                             [_] Yes    [_] No
    . The variable account value of the policy may increase or decrease in accordance with the experience of the Separate Account (there are no
       minimum guarantees as to the variable account value)?   [_] Yes    [_] No
    .  The fixed account value of the policy earns interest at a rate no less
       than a minimum specified rate?                          [_] Yes    [_] No

In vies of the above, does the Owner believe that this policy will meet his/her
insurance needs and financial objectives?                      [_] Yes    [_] No

--------------------------------------------------------------------------------

To the best of my knowledge and belief, all answers and statements are full, complete and true and were correctly recorded. before I signed my name below.

AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION - I have received the Notice regarding the Medical Information Bureau, Inc. and the Fair Credit Reporting Act. I understand that an investigative consumer report may be made regarding my character, general reputation, personal characteristics and mode of living, and authorize that report to be made. I hereby authorize any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, Inc., or other organization that has any records or knowledge of me and my health, to make such information available to the life insurance company or its reinsurers. A copy of this authorization shall be as valid as the original. (This authorization is only valid where permitted by state law.)

TAXPAYER IDENTIFICATION (APPLIES ONLY IF PROPOSED INSURED IS OWNER) - The Proposed Insured herein certifies, under penalties of perjury, that (1) the number referred to in no. 4 of this Part 1B is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified the Proposed Insured that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out language above in
(ii) that he/she is not subject to backup withholding due to notified payee underreporting.

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines an confinement in prison.



-------------------------------------       ------------------------------------
Signature of Proposed Insured               Signature of Soliciting
                                            Producer/Registered Representative


---------------------------------------
Signature of Owner (only if question 1d, is checked on Application Part 1A)



signed at                                             On
         ------------------------------------------     ------------------------
         City                    State                            Date




--------------------------------------------------------------------------------

APPLICATION NO.                                                          PAGE 11
--------------------------------------------------------------------------------

                            CONSENT FORM (PART 1B)

To: [_] Massachusetts Mutual Life Insurance Company    [_] MML Bay State Life Insurance Company
        Home and Principal Administrative Office:          Principal Administrative Office:
        Springfield, Massachusetts 01111-0001              Springfield, Massachusetts 01111-0001

                                 [_] C.M. Life Insurance Company
                                     Principal Administrative Office:
                                     Springfield, Massachusetts 01111-0001

The words "we," and "our" refer to the life insurance company specified above.
           Underwriting Method:    [_] Guaranteed Issue Only

--------------------------------------------------------------------------------

1. Your Name
   First                                    Last                              MI


--------------------------------------------------------------------------------

2. Your Home Address:
   Street & No.                        City                   State          Zip


--------------------------------------------------------------------------------

3. Name of Employer


--------------------------------------------------------------------------------

4. Please check one:

   a. [_] Yes, I consent to my employer purchasing a life insurance policy on my life. I agree and understand that:

      . The employer will pay all the premiums, have all the rights of ownership, and be the sole beneficiary of the policy. I agree that my administrators, estate, heirs and assigns have no rights to any policy proceeds; and

      . The employer or their successors will continue to be the owner and beneficiary of the policy(ies) after the end of my employment with the employer or its successors.

   b. [_] No. I do not consent to my employer purchasing a life insurance policy on my life.

5. Have you been actively at work prior to their participation in the plan for the Employer or its affiliate(s)? "Actively at Work" means working full time at a rate of at least 30 hours per week with no hospitalization, and no absence due to illness or accident of more than 5 days, during the preceding
   3 months.  [_] Yes   [_] No    If "No," explain in Remarks.

6. Are you receiving or applying to receive disability benefits?
   [_] Yes   [_] No    If "No," explain in Remarks.

7. Have you smoked cigarettes in the last 12 months?  [_] Yes   [_] No
   If "No," have you used tobacco or nicotine in any other form during the past
   12 months? [_] Yes   [_] No

Please complete the following information:

8. Sex:  [_] Male    [_] Female

9. Date of Birth:                     10. Social Security No.
                 ----  -----  ----                            ------------------
                  Mo    Day    Yr

11. Proposed Insured's Signature Required


    ---------------------------------           --------------------------------
      Proposed Insured's Signature                            Date


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